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                                                                EXHIBIT 10(z)

                           UNION PACIFIC CORPORATION

               BOARD OF DIRECTORS' CHARITABLE CONTRIBUTION PLAN


PURPOSE

 . The purpose of the Plan is to provide the Corporation and the Board of Directors an opportunity to jointly provide substantial future contributions to select charitable organizations, including the Union Pacific Foundation.


ELIGIBILITY

 . All current Directors of Union Pacific Corporation are eligible to participate in the Union Pacific Corporation Board of Directors' Charitable Contribution Plan. Persons who are elected to the Corporation's Board of Directors after September 29, 1988, the date of adoption of the Plan, will become eligible upon election.

 . Former Directors of the Corporation will continue to participate in the Plan after ceasing service as a Director. However, former Directors, whose service ceased prior to September 29, 1988, shall not be eligible to participate in the Plan.


VESTING

 . Directors will be fully vested in the Plan upon the completion of sixty full months of service as a Director. Directors who are fully vested may recommend a $500,000 charitable donation, while charitable donations on behalf of Directors who have served for less than sixty months will be disbursed as follows:
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
                                AMOUNT TO                AMOUNT TO
                               RECOMMENDED                EXTERNAL
 MONTHS OF SERVICE       UNION PACIFIC FOUNDATION       CHARITY(IES)
   Less than 12                 $900,000                 $100,000
       12-35                     800,000                  200,000
       36-47                     700,000                  300,000
       48-59                     600,000                  400,000
    60 or more                   500,000                  500,000

 . Service as a Director prior to September 29, 1988, the date of the adoption of the Plan, shall be considered as eligible service for purposes of computing the sixty month vesting period.


CHARITABLE CONTRIBUTION

 . The Corporation will contribute to the Union Pacific Foundation and the charity(ies) recommended by the Director $1,000,000 in the Director's name. The division of the contribution between the Union Pacific Foundation and the charity(ies) recommended by the Director will be determined in accordance with the above vesting schedule.

 . The charitable contribution will be made subsequent to the participant's death, but in no event any later than ten years following the participant's death.


RECOMMENDATION OF CHARITABLE BENEFICIARY

 .  Each Director must complete a Charitable/Non-Profit Organization
                                 ----------------------------------
   Recommendation Form (Attachment A).
   -------------------

 .  Each Director may recommend one or more charities to receive up to $500,000.
   However, no more than two charities may be recommended by any one Director, and the amount of the recommended contribution must be not less than $100,000 to any one charity. If a Director terminates service prior to being fully vested in the Plan, the amount paid to the recommended charity or charities will be reduced in accordance with the above vesting schedule. If more than one charity is recommended, the reduction will be calculated on a pro-rata basis unless the beneficiary recommendation form provides otherwise.

 .  Each charity recommended by a Director must be a tax-exempt organization under Section 501 of the Internal Revenue Code.
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 .  Each recommendation of a charitable beneficiary by the Director may be revised by filing a new form with the Secretary of the Corporation. In addition, the Corporation reserves the right to select a different beneficiary if the recommended organization ceases to qualify as a tax-exempt organization or the Corporation determines that the activities of the recommended organization are not or cease to be compatible with the goals and objectives of the Corporation's philanthropic program.

 . Each charity recommended by a Director will receive a letter from the Corporation similar to the sample shown in Attachment B.


MISCELLANEOUS PROVISIONS

 . The Corporation will purchase a life insurance policy or policies insuring the lives of the Directors. The Corporation will be the owner and beneficiary thereof. Directors shall have no rights or beneficial ownership interests in any such policy or policies acquired by the Corporation.

 . A participant Director's rights and interest under the Plan may not be assigned or transferred.

 . The expenses of the Plan shall be borne by the Corporation. No contribution from a Director shall be acquired nor shall a Director forego other compensation or benefits to participate.

 .  The Plan may be amended or terminated at any time by the Board as the Board shall deem advisable.
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________________________________________________________________________________
  Union Pacific Corporation Board of Directors' Charitable Contribution Plan


                                 ATTACHMENT A

                           UNION PACIFIC CORPORATION
               BOARD OF DIRECTORS' CHARITABLE CONTRIBUTION PLAN
               CHARITABLE/NON-PROFIT ORGANIZATION RECOMMENDATION

Pursuant to the provisions of the Union Pacific Corporation Board of Directors' Charitable Contribution Plan, I understand that I may recommend up to two charitable/non-profit organizations to receive a total of $500,000 in may name, if I have completed five years of service as a Director of the Corporation, in the amounts of $100,000 or more for each. In recognition of the above, I hereby make the following beneficiary recommendations as of the date set forth herein:

 CHARITABLE/NON-PROFIT           ADDRESS OF
     ORGANIZATION               ORGANIZATION                 AMOUNT
  1.__________________      ____________________      $___________________

  ____________________      ____________________      ____________________

  2.__________________      ____________________      $___________________

  ____________________      ____________________      ____________________

I understand that if I served for less than five years as a Director prior to my death, the Corporation will prorate its contributions to the charitable organization(s) recommended above according to the vesting schedule expressed in the Union Pacific Corporation Board of Directors' Charitable Contribution Plan and in the same proportion as indicated above unless I instruct the Corporation in writing to the contrary.

I understand that the organization(s) I select must be qualified as tax-exempt under Section 501 of the Internal Revenue Code. I also understand that the Corporation reserves the right to make the donation to another organization if my recommended organization is not, or ceases to be qualified under Section 501 of the Internal Revenue Code, or to be compatible with the Corporation's philanthropic program. I understand that the Plan may be amended or terminated at anytime by the Board of Directors as the Board shall deem advisable.

I further understand that this beneficiary recommendation may be revoked or revised by me prior to my death. This recommendation will, in fact, be revoked if I complete a Charitable/Non-Profit Organization Recommendation Form of later date and file it with the Secretary of the Union Pacific Corporation. I understand that in order to make this change of beneficiary recommendation valid, I must receive in writing a confirmation from the Secretary of Union Pacific Corporation.


_____               ________________________
Dated               Director's Name

                    ________________________
                    Director's Signature
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________________________________________________________________________________
  Union Pacific Corporation Board of Directors' Charitable Contribution Plan


                                 ATTACHMENT B
        Sample Letter to Recommended Charitable/Non-Profit Organization


Date

Mr./Mrs.___________________
Executive Director
Organization Name
Address
City, State, Zip

Dear ___________________:

On behalf of Union Pacific Corporation, I am pleased to inform you that your organization has been recommended as a potential beneficiary of $_______ at the request of (Director's Name), a member of our Board of Directors and a participant in our Directors' Charitable Contribution Plan.

Under this program, (Director's Name) has requested that $________ be donated to your organization by Union Pacific Corporation no later than ten (10) years following his/her death. Please be aware that this is a revocable recommendation, and at the Corporation's or the Director's discretion, may be changed or terminated at any time during his/her lifetime. In addition, if (Director's Name) terminates his service on the Board prior to having five years in service, the amount of the contribution will be reduced.

There is no action required on the part of your organization to participate in this program.

We are delighted that your institution has been recommended for a future donation. In addition to supporting the personal commitment of (Director's Name) to your activities, Union Pacific Corporation is pleased to have the opportunity to encourage your continued valuable contributions to society at large.

Very truly yours,


Drew Lewis
Chairman of the Board and
Chief Executive Officer